Exhibit 99.1

Cronos Group and Ginkgo Bioworks Amend Agreement to Accelerate Commercialization of Cultured Cannabinoids and Cronos Group Begins Commercial Production of CBG

BOSTON and TORONTO – June 4, 2021 – Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos Group”), an innovative global cannabinoid company, and Ginkgo Bioworks, Inc. (“Ginkgo”), which is building the leading horizontal platform for cell programming, today announced an amended collaboration and license agreement (the “Amended Agreement”) that will enable the companies to accelerate the commercialization of cultured cannabinoids at scale.

The Amended Agreement with Ginkgo will enable Cronos Group to commercialize products using cultured cannabinoids ahead of reaching the originally stated productivity targets, while maintaining the incentives to continue to develop towards and achieve the previously agreed upon efficiency and cost goals. This approach is expected to facilitate Cronos Group’s cultured cannabinoid products being first to market in Canada, which will drive significant market knowledge and consumer insights that are expected to help deliver future novel and innovative consumer-driven products. Cronos Group expects that the final productivity target for CBG will be achieved prior to September 2021, as previously announced.

The Amended Agreement follows the receipt of Cronos Fermentation’s processing license in April 2021, and most recently the receipt of its CRA license. With the Amended Agreement and both licenses in hand, Cronos Fermentation commenced commercial production of CBG today. Cronos Group is prioritizing rare cannabinoids, such as CBG, and plans to sequence commercial production and subsequent product launches based on this approach.

“Beginning commercial production demonstrates the significant progress underway with our Ginkgo partnership and the competitive benefits we see in being first to market with innovative consumer products,” said Kurt Schmidt, President and Chief Executive Officer of Cronos Group. “Cannabis holds many unique compounds with a wide range of potential use cases and benefits. By leveraging Ginkgo’s research platform and our fermentation manufacturing capabilities, we believe we have disruptive technology that can deliver rare cannabinoids at scale and elevate the consumer experience.”

“Biological manufacturing is unlocking access to important cannabinoids that can be scaled up and produced reliably, consistently and economically,” said, Jason Kelly, Chief Executive Officer and Co-Founder of Ginkgo. “We look forward to continuing our work with Cronos to facilitate innovation bringing this powerful technology to the cannabis industry.”

Amended Agreement Terms

Under the terms of the companies’ original agreement, Cronos Group agreed to issue to Ginkgo up to 14.7 million common shares in the aggregate upon Ginkgo’s demonstration that certain microorganisms are capable of producing the agreed upon eight target cannabinoids above specified minimum productivity levels, with tranches of common shares issued as each of the eight milestone events (corresponding to such target cannabinoids) are reached.

Under the Amended Agreement, milestone events have been established for the early commercialization by Cronos Group of products incorporating the target cannabinoids, such that, within each tranche of common shares to be issued, one-third of the common shares in the tranche will be issued on the date that Cronos Group sells a product that incorporates the relevant target cannabinoid to a third party. The remaining two-thirds of the common shares within such tranche will be issued upon Ginkgo’s demonstration that the relevant microorganisms can produce the relevant target cannabinoid above the corresponding productivity level in the original agreement. The aggregate number of common shares potentially issuable to Ginkgo has not changed as a result of the Amended Agreement.

Cronos Group has the exclusive right to use and commercialize certain key patented intellectual property for the use of microorganisms developed for the production of the target cannabinoids globally. All R&D work undertaken by Ginkgo is being conducted in compliance with U.S. federal law regarding controlled substances. Cronos Group intends to produce and distribute the target cannabinoids globally, where permitted by applicable law and subject to applicable regulatory approvals and has received confirmation that this method of production is permitted under the Cannabis Act (Canada).

About Cronos Group Inc.
Cronos Group is an innovative global cannabinoid company with international production and distribution across five continents. Cronos Group is committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos Group is building an iconic brand portfolio. Cronos Group’s portfolio includes PEACE NATURALS™, a global wellness platform, two adult-use brands, COVE™ and Spinach™, and three U.S. hemp-derived CBD brands, Lord Jones™, Happy Dance™ and PEACE+™. For more information about Cronos Group and its brands, please visit: www.thecronosgroup.com.

About Ginkgo Bioworks
Ginkgo is building a platform to program cells as easily as we can program computers. The company's platform is enabling the growth of biotechnology across diverse markets, from food and agriculture to industrial chemicals to pharmaceuticals. Ginkgo is also actively supporting a number of COVID-19 response efforts, including community testing, epidemiological tracing, vaccine development and therapeutics discovery. For more information, visit www.ginkgobioworks.com.

Forward-looking Statements
This press release may contain information that may constitute “forward-looking information” and “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-Looking Statements”), which are based upon our current internal expectations, estimates, projections, assumptions and beliefs. All information that is not clearly historical in nature may constitute Forward-Looking Statements. In some cases, Forward-Looking Statements can be identified by the use of forward-looking terminology such as “expect”, “likely”, “may”, “will”, “should”, “intend”, “anticipate”, “potential”, “proposed”, “estimate” and other similar words, expressions and phrases, including negative and grammatical variations thereof, or statements that certain events or conditions “may” or “will” happen, or by discussion of strategy. Forward-Looking Statements include estimates, plans, expectations, opinions, forecasts, projections, targets, guidance or other statements that are not statements of historical fact. Forward-Looking Statements include, but are not limited to, statements with respect to: Cronos Group's expectations regarding the potential success of, and the costs and benefits associated with, its partnership with Ginkgo; expectations about the development of the cannabis industry and potential demand for cultured cannabinoids; the ability to commercialize cultured cannabinoids and the timing thereof; Cronos Group’s expectation that the final productivity target for CBG will be achieved prior to September 2021; Cronos Group’s plans to sequence commercial production and subsequent product launches based on its prioritization of rare cannabinoids over more common ones; the anticipated benefits of the Amended Agreement, including that the commercialization of cultured cannabinoids ahead of achieving final productivity targets will facilitate Cronos Group’s cultured cannabinoid products being first to market in Canada; the anticipated benefits of being first to market with cultured cannabinoid products in Canada; Cronos Group’s intention to produce and distribute the target cannabinoids globally, where permitted by applicable law and subject to applicable regulatory approvals, and its expectations of the regulatory framework for cultured cannabinoids; and Cronos Group’s intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward-looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results, results, performance or achievements expressed or implied by those Forward-looking Statements and the Forward-looking Statements are not guarantees of future performance. A discussion of some of the material risks applicable to Cronos Group can be found in Cronos Group’s Annual Report on Form 10-K for the year ended December 31, 2020 and Cronos Group’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, both of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively. Any Forward-looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward-looking Statement. Readers are cautioned not to put undue reliance on any Forward-looking Statement.

For further information, please contact:

Cronos Group Contact
Shayne Laidlaw
Investor Relations
Tel: (416) 504-0004
investor.relations@thecronosgroup.com

Ginkgo Bioworks Contact
Media Relations
press@ginkgobioworks.com
Investor Relations
investors@ginkgobioworks.com